Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases

Note 8 – Leases

The Company’s subsidiary, Uwharrie Bank had entered into a noncancelable operating lease for an administrative office location in Concord that would have expired in 2017. The lease required annual rental payments of $62,120 and contained two five-year renewal options at the expiration of the initial term. During 2014, the Company purchased this location.

During 2015, Uwharrie Bank entered into a lease for a loan production office in Charlotte. This lease is a month to month lease with monthly rental payments of $2,888.

Total rental expense related to the operating leases was $25,529, $16,230, and $61,914 for the years ended December 31, 2015, 2014 and 2013, respectively, and is included in net occupancy expense.